Annual Report - Financial Statements
T. Rowe Price

Tax-Exempt
Money Fund

February 28, 1997

Portfolio Highlights

SECTOR Diversification
                            Percent of   Percent of
                            Net Assets   Net Assets
                               8/31/96      2/28/97
____________________________________________________

Tax-Exempt Money Fund

   Hospital Revenue                 27%        27%

   General Obligation - State       13         15

   Educational Revenue              14         14

   General Obligation - Local       12         13

   Prerefunded Bonds                10          6

   Industrial and Pollution
   Control Revenue                   9          6

   Nuclear Revenue                   1          4

   Electric Revenue                  2          3

   Dedicated Tax Revenue             3          3

   Miscellaneous Revenue             2          2

   Pooled Loan Revenue               2          2

   Water and Sewer Revenue           1          2

   All Others                        6          2

Other Assets Less Liabilities       -2          1
____________________________________________________

Total                              100%       100%

T. Rowe Price Tax-Exempt Money Fund
For a share outstanding throughout each period
Financial Highlights

                 Year
                Ended
              2/28/97  2/29/96   2/28/95 2/28/94  2/28/93


NET ASSET VALUE

Beginning
  of period $   1.000 $  1.000 $  1.000  $  1.000 $  1.000

Investment
  activities
  Net
  investment
  income        0.030    0.033    0.026     0.020    0.023

Distributions
  Net
  investment
  income      (0.030)  (0.033)  (0.026)   (0.020)  (0.023)

NET ASSET VALUE

End of
period      $   1.000 $  1.000 $  1.000  $  1.000 $  1.000

Ratios/
Supplemental
Data

Total
return          3.05%    3.38%    2.63%     2.05%    2.36%

Ratio of
expenses
to average
net assets      0.55%    0.56%    0.58%     0.59%    0.60%

Ratio of net
investment
income to
average
net assets      3.00%    3.33%    2.59%     2.04%    2.35%

Net assets,
end of period
(in
thousands)  $ 678,135 $679,143 $687,022  $732,900 $695,699

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Exempt Money Fund
February 28, 1997

Statement of Net Assets

                                Par          Value
                                   In thousands

ALABAMA  6.1%

Alabama, GO, 5.55%, 3/1/97     $15,000   $15,000

Birmingham, GO
    VRDN (Currently 3.30%)      12,450    12,450

Jefferson County, GO,
    VRDN (Currently 3.40%)      10,000    10,000

Montgomery, IDR, PCR,
Solid Waste Disposal
  (General Electric), TECP
    3.45 - 3.50%, 3/19 -
    6/10/97                      4,000     4,000

Total Alabama (Cost  $41,450)             41,450

ARIZONA  1.8%

Salt River Agricultural
Improvement and Power Dist.
    TECP, 3.45 - 3.50%, 4/4 -
    5/8/97                      11,000    11,000

  Electrical System
    7.625%, 1/1/08
    (Prerefunded 1/1/98!)        1,250     1,314

Total Arizona (Cost  $12,314)             12,314

ARKANSAS  0.6%

Arkansas Dev. Fin. Auth.,
Sisters of Mercy
    VRDN (Currently 3.25%)       4,000     4,000

Total Arkansas (Cost  $4,000)              4,000

CALIFORNIA  4.9%

California
  GO, 9.00%, 6/1/97              5,000     5,065

  GO, RAN, 4.50%, 6/30/97       10,365    10,384

Oakland
  COP, VRDN (Currently 3.65%)    2,900     2,900

  GO, TRAN, 4.75%, 6/30/97      10,000    10,027

San Diego, GO, TAN, 4.50%,
  7/2/97                         5,000     5,012

Total California (Cost  $33,388)          33,388

COLORADO  1.7%

Colorado HFA
  Kaiser Permanente,
    VRDN (Currently 3.30%)     $ 3,900   $ 3,900

  Sisters of Charity Health
    System
    VRDN (Currently 3.30%)       5,400     5,400

Denver, IDR, W. W. Grainger,
  VRDN (Currently 3.30%)         2,190     2,190

Total Colorado (Cost  $11,490)            11,490

DISTRICT OF COLUMBIA  1.9%

Dist. of Columbia, American
  Univ., VRDN (Currently
  3.35%)                        12,890    12,890

Total District of Columbia
  (Cost  $12,890)                         12,890

FLORIDA  7.6%

Alachua County HFA, Shands
  Teaching Hosp.
    VRDN (Currently 3.30%)
    (MBIA Insured)              13,000    13,000

Hillsborough County IDA,
  PCR, Tampa Electric Co.
    VRDN (Currently 3.45%)       1,800     1,800

Jacksonville Electric Auth.,
  TECP, 3.40 - 3.55%, 4/9 -
  5/21/97                        7,600     7,600

Jacksonville HFA, Genesis
  Rehabilitation Hosp.
    VRDN (Currently 3.45%)       8,800     8,800

Orange County IDA, W. W.
  Grainger
    VRDN (Currently 3.30%)       1,185     1,185

Orlando
  Capital Improvement, TECP,
    3.40%, 4/9/97                3,500     3,500

Wastewater, TECP, 3.45 -
  3.50%, 3/19 - 6/9/97           3,525     3,525

Reedy Creek Improvement Dist.
    8.25%, 6/1/07 (Prerefunded
    6/1/97!)                     5,300     5,468

Sunshine State Gov't. Fin.
    Commission, TECP
    3.50 - 3.55%, 5/7 -
    5/14/97                      6,500     6,500

Total Florida (Cost  $51,378)             51,378

GEORGIA  1.2%

De Kalb Private Hosp. Auth.,
  Egleston Childrens Health
  Care System VRDN (Currently
  3.35%)                         3,200     3,200

Fulton County School Dist.
    7.50%, 5/1/08
    (Prerefunded
    5/1/97!)                   $ 1,000   $ 1,036

    7.625%, 5/1/17
    (Prerefunded 5/1/97!)        3,000     3,108

Georgia Tech Foundation Fac.
  Auth., Wardlaw Project
    VRDN (Currently 3.30%)         600       600

Municipal Electric Auth. of
  Georgia
    8.125%, 1/1/20
    (Prerefunded 1/1/98!)          500       528

Total Georgia (Cost  $8,472)               8,472

HAWAII  1.1%

Honolulu City and County, GO,
  TECP, 3.50%, 5/8 - 5/9/97      7,350     7,350

Total Hawaii (Cost  $7,350)                7,350

IDAHO  1.5%

Idaho, GO, TAN, 4.50%, 6/30/97   9,065     9,084

Idaho HFA, Holy Cross Hosp.,
  VRDN (Currently 3.40%)         1,200     1,200

Total Idaho (Cost  $10,284)               10,284

ILLINOIS  11.1%

Chicago Public Building
  Commission, Chicago Board
    of Ed.7.50%, 1/1/98
    (FGIC Insured)
    (Escrowed to Maturity)       1,000     1,031

  Du Page Water Commission
    6.80%, 5/1/07
    (Prerefunded 5/1/97!)        1,000     1,025

Hazel Crest, Hosp. Rev.,
  South Suburban Hosp.
    9.125%, 7/1/17
    (Prerefunded 7/1/97!)        2,800     2,906

Illinois
  Sales Tax
    5.50%, 6/15/97                 500       502

  7.20%, 6/15/01
    (Prerefunded 6/15/97!)       1,200     1,236

  7.30%, 6/15/00 (Prerefunded
     6/15/97!)                   2,000     2,060

Illinois Dev. Fin. Auth.,
  Palos Community Hosp.
    VRDN (Currently 3.25%)      23,000    23,000

Illinois EFA
  Northwestern Univ.
    VRDN (Currently 3.35%)      14,800    14,800
    VRDN (Currently 4.125%)      1,500     1,500

Illinois HFA
  Advocate Healthcare Network
    VRDN (Currently 3.45%)     $10,000   $10,000

  Children's Memorial Hosp.
    VRDN (Currently 3.30%)       5,000     5,000

  Univ. of Chicago Hosp.
    VRDN (Currently 3.30%)
    (MBIA Insured)              10,000    10,000

Niles Village, IDR, W. W.
  Grainger, VRDN
    (Currently 3.30%)            1,000     1,000

Springfield Electric, 5.00%,
  9/1/97 (Escrowed to
  Maturity)                      1,000     1,006

Total Illinois (Cost  $75,066)            75,066

INDIANA  0.5%

Gary, IDR, W. W. Grainger,
  VRDN (Currently 3.30%)           730       730

Indiana HFFA, Daughters of
  Charity, VRDN (Currently
  3.35%)                         1,700     1,700

Petersburg Industrial
  Pollution Control, PCR
    Indianapolis Power and
    Light, TECP
    3.45%, 6/12/97               1,000     1,000

Total Indiana (Cost  $3,430)               3,430

KANSAS  0.9%

Wichita, Renewal and
  Improvement, GO, 4.25%,
  8/28/97                        5,945     5,965

Total Kansas (Cost  $5,965)                5,965

KENTUCKY  0.3%

Trimble County, PCR,
  Louisville Gas and
  Electric, TECP
    3.50%, 5/9/97                1,965     1,965

Total Kentucky (Cost  $1,965)              1,965

LOUISIANA  3.1%

East Baton Rouge, Sewage
Commission
    9.125%, 9/1/06
    (Prerefunded 9/1/97!)        2,410     2,548

Louisiana, GO, 7.00%,
  8/1/02 (Prerefunded 8/1/97!)   1,670     1,724

Louisiana PFA
  Sisters of Charity of the
    Incarnate Word, TECP
       3.45 - 3.50%, 3/6/97    $ 7,600   $ 7,600

  Willis Knighton Medical
    Center
       VRDN (Currently 3.25%)
       (AMBAC Insured)           7,100     7,100

New Orleans Aviation Board,
  VRDN (Currently 3.20%)
    (MBIA Insured)               2,000     2,000

Total Louisiana (Cost  $20,972)           20,972

MAINE  1.0%

Maine, GO, TAN, 4.50%, 6/27/97   7,000     7,014

Total Maine (Cost  $7,014)                 7,014

MARYLAND  5.1%

Baltimore County, Sheppard
  and Enoch Pratt Hosp.
    VRDN (Currently 3.25%)       6,800     6,800

Howard County, GO, 6.20%,
  7/1/06 (Prerefunded 7/1/97!)   1,000     1,029

Maryland, State and Local Fac.,
  GO, 3.50%, 7/15/97             1,300     1,300

Maryland DOT
    6.30%, 11/1/97                 680       692

    6.70%, 7/1/98
    (Prerefunded 7/1/97!)        1,000     1,017

Maryland HHEFA
  Johns Hopkins Univ.
    6.20%, 7/1/13 (Prerefunded
    7/1/97!)                    10,255    10,255

  Kaiser Permanente, VRDN
  (Currently 3.30%)                400       400

Maryland-National Capital Park
  and Planning
    Prince George's County, GO,
    5.50%, 1/15/98               1,000     1,015

Montgomery County, Consolidated
  Public Improvement, GO
    5.25%, 10/1/97               1,000     1,009

Montgomery County Economic Dev.,
   Howard Hughes Medical Fac.
    VRDN (Currently 3.30%)      10,000    10,000

Washington Suburban Sanitary
  Dist., GO, 5.00%, 6/1/97       1,000     1,003

Total Maryland (Cost  $34,520)            34,520

MASSACHUSETTS  0.6%

Massachusetts HEFA, Harvard
  Univ., TECP, 3.40%, 5/21/97    4,300     4,300

Total Massachusetts (Cost
  $4,300)                                  4,300

MICHIGAN  1.8%

Detroit School Dist., Wayne
  County School Aid, GO, RAN
    4.50%, 5/1/97                5,000     5,005

Michigan, GO, TAN, 4.50%,
  9/30/97                        5,000     5,030

Univ. of Michigan Hosp., VRDN
  (Currently 3.50%)              1,900     1,900

Total Michigan (Cost  $11,935)            11,935

MINNESOTA  5.9%
Becker, PCR, Northern States Power
    TECP, 3.55%, 5/16/97         7,900     7,900

Cottage Grove, PCR, Minnesota
  Mining and Mfg. Co.
    VRDN (Currently 3.59%)       2,000     2,000

Minnesota, GO
    4.15%, 8/1/97                  750       751

    5.50%, 8/1/97                3,815     3,844

Rochester Health Care Fac.
  Mayo Foundation/Mayo Medical
    Center
       VRDN (Currently 3.50%)    5,000     5,000
    TECP, 3.40 - 3.45%,
       4/3 - 5/8/97              8,000     8,000

Univ. of Minnesota, TECP,
  3.50%, 4/4/97                 12,260    12,260

Total Minnesota (Cost  $39,755)           39,755

MISSISSIPPI  0.2%

Rankin County, PCR, Siemens
  Energy and Automation
    VRDN (Currently 3.35%)       1,600     1,600

Total Mississippi (Cost  $1,600)           1,600

MISSOURI  1.0%

Missouri, Fourth State Building,
  GO, 6.00%, 8/1/97              1,675     1,689

Missouri Environmental
  Improvement and Energy
    Research Auth.
       PCR, Union Electric Co.
       TECP, 3.40-3.45%,
       3/7-4/15/97             $ 4,300   $ 4,300

Missouri HEFA, St. Anthony's
  Medical Center
    VRDN (Currently 3.25%)         500       500

Total Missouri (Cost  $6,489)              6,489

NEVADA  0.2%

Nevada, GO, 5.25%, 5/15/97       1,525     1,530

Total Nevada (Cost  $1,530)                1,530

NEW HAMPSHIRE  1.6%

New Hampshire HHEFA
  Dartmouth College, 3.75%,
    6/1/97                       4,000     4,000

  Dartmouth Ed. Loan, 3.80%,
    6/1/97                       1,000     1,000

  St. Paul's School, VRDN
    (Currently 3.25%)            6,000     6,000

Total New Hampshire
  (Cost  $11,000)                         11,000

NEW JERSEY  0.1%

Brick Township, Municipal
  Utilities Auth.
    4.00%, 12/1/97 (
    FGIC Insured)                  450       451

Total New Jersey (Cost  $451)                451

NEW MEXICO  0.4%

Albuquerque, VRDN
  (Currently 3.35%)              3,000     3,000

Total New Mexico (Cost  $3,000)            3,000

NEW YORK  5.5%

New York City
  GO, 8.75%, 11/1/15
  (Prerefunded 11/1/97!)         1,000     1,048

  GO, RAN, 4.50%, 4/15/97       13,630    13,644

New York City Municipal
  Water Fin. Auth.
    TECP, 3.45%, 4/10/97         5,000     5,000

New York City Municipal
  Water Fin. Auth.
    Water and Sewer
       VRDN (Currently 3.55%)  $   200   $   200

       7.625%, 6/15/16
       (Prerefunded 6/15/97!)    1,000     1,027

       7.625%, 6/15/16
       (FSA Insured)
       (Prerefunded 6/15/97!)    1,000     1,026

       7.00%, 6/15/18
       (MBIA Insured)
       (Prerefunded 6/15/97!)    1,000     1,025

New York State Medical Care
  Fac. Fin. Agency
    8.875%, 8/15/07
    (Prerefunded 8/15/97!)       1,000     1,044

  Columbia Presbyterian
    Hosp., 8.00%, 2/15/25
    (FHA Guaranteed)
    (Prerefunded 8/15/97!)         650       675

  Greater New York Health
    Insurance Plan
       8.50%, 11/1/15
       (Prerefunded 12/1/97!)    3,555     3,670

New York State Power Auth., TECP
    3.45 - 3.51%, 3/20 -
       5/14/97                   5,500     5,500

Rochester, GO, BAN, 4.50%,
    10/30/97                     3,090     3,106

Total New York (Cost  $36,965)            36,965

NORTH CAROLINA  1.9%

Charlotte Mecklenberg Hosp.
  Auth., North Carolina Health Care
    VRDN (Currently 3.25%)       1,000     1,000

North Carolina Eastern
  Municipal Power Agency
    7.625%, 1/1/22
       (Prerefunded 1/1/98!)       800       841

  North Carolina EFA, Bowman
    Gray School of Medicine
       VRDN (Currently 3.30%)      950       950

North Carolina Municipal
  Power, Catawaba Electric
    7.875%, 1/1/19
       (Prerefunded 1/1/98!)     1,380     1,455

Winston Salem, GO, COP,
  VRDN (Currently 3.30%)         8,500     8,500

Total North Carolina (Cost
  $12,746)                                12,746

OHIO  3.6%

Clermont County, Mercy
  Health System
    VRDN (Currently 3.25%)     $ 6,000   $ 6,000

Cuyahoga County, Cleveland
  Clinic Foundation
    VRDN (Currently 3.30%)       1,000     1,000

Dublin City School Dist.,
  GO, BAN, 4.00%, 6/10/97        4,000     4,006

Franklin County Hosp.
  Holy Cross Health Systems,
    4.75%, 6/1/97                1,230     1,233
       VRDN (Currently 3.40%)    2,500     2,500

    U.S. Health, VRDN
       (Currently 3.30%)        10,000    10,000

Total Ohio (Cost  $24,739)                24,739

PENNSYLVANIA  3.0%

Berks County Municipal Auth.,
  Pennsylvania Pooled Fin.
    Program 6.70%, 9/1/07
    (Prerefunded
    9/1/97!)                     2,000     2,031

Geisinger Auth., Health
    Systems, VRDN
    (Currently 3.45%)            1,400     1,400

Montgomery County, IDA,
  W. W. Grainger
    VRDN (Currently 3.30%)       1,230     1,230

Pennsylvania
  GO, 4.75%, 6/15/97             2,000     2,007

  GO, 5.00%, 5/1/97              1,865     1,869

  GO, TAN, 4.50%, 6/30/97        5,000     5,012

Pennsylvania Intergovernmental
  Coop. Auth. Philadelphia
    Funding Program
       5.00%, 6/15/97
       (FGIC Insured)            7,000     7,025

Total Pennsylvania (Cost  $20,574)        20,574

PUERTO RICO  0.7%

Puerto Rico Commonwealth, TRAN,
  4.00%, 7/30/97                 5,000     5,010

Total Puerto Rico (Cost  $5,010)           5,010

RHODE ISLAND  0.3%

Rhode Island Housing and
  Mortgage Fin. Corp.,
    Homeownership
       3.65%, 12/2/97            1,800     1,800

Total Rhode Island (Cost  $1,800)          1,800

SOUTH CAROLINA  0.9%

Spartanburg County, Siemens
  Energy and Automation
    VRDN (Currently 3.35%)     $ 6,400   $ 6,400

Total South Carolina (Cost  $6,400)        6,400

SOUTH DAKOTA  1.4%

South Dakota HEFA, Sioux
  Valley Hosp.
    VRDN (Currently 3.35%)       9,500     9,500

Total South Dakota (Cost  $9,500)          9,500

TENNESSEE  1.4%

Clarksville Public Building
  Auth., Pooled Loan
    VRDN (Currently 3.25%)
    (MBIA Insured)               7,299     7,299

Metropolitan Gov't. of
  Nashville and Davidson County
  Vanderbilt Univ., 3.70%,
    5/1/97 (FGIC Insured)        1,150     1,150

Tennessee, School Bond Auth.,
  GO, BAN
    VRDN (Currently 3.20%)       1,000     1,000

Total Tennessee (Cost  $9,449)             9,449

TEXAS  8.0%

Dallas County Community
  College Dist.
    VRDN (Currently 3.40%)      17,800    17,800

Fort Worth, Water and Sewer
    6.90%, 3/1/04
    (Prerefunded 3/1/97!)        1,300     1,300

Harris County, Toll Road
    8.70%, 8/15/17
       (Prerefunded 8/15/97!)      500       527

Harris County Health Fac.
  Dev. Corp.
    Sisters of Charity of
    the Incarnate Word, TECP
       3.45 - 3.50%, 3/6/97     15,400    15,400

Harris County IDC, Lubrizol
  Corp., VRDN (Currently
    3.35%)                       5,000     5,000

Midland, IDC, W. W. Grainger,
   VRDN (Currently 3.30%)          775       775

San Antonio, Water, 5.40%,
  5/15/97 (FGIC Insured)         2,000     2,007

Texas, GO, TRAN, 4.75%,
  8/29/97                       10,000    10,049

Texas PFA, GO, 4.50%,
  10/1/97                        1,160     1,165

Total Texas (Cost  $54,023)               54,023

UTAH  0.1%

Intermountain Power Agency,
   8.625%, 7/1/21
    (Prerefunded 7/1/97!)      $   500   $   518

Total Utah (Cost  $518)                      518

VERMONT  1.8%

Vermont, GO, TECP, 3.55%,
  5/6/97                        10,000    10,000

Vermont Ed. and Health
  Buildings Fin. Agency
  Middlebury College, 3.70%,
    5/1/97                       2,000     2,000

Total Vermont (Cost  $12,000)             12,000

VIRGINIA  3.3%

Big Stone Gap Redev. and
  Housing
    Wallen Ridge Dev., 4.10%,
       9/1/97                    1,000     1,003


Fairfax County IDA, Inova
  Health System, TECP
    3.50%, 6/10/97               1,500     1,500
Peninsula Ports Auth., Shell

Oil, VRDN (Currently 3.50%)      2,000     2,000

Richmond, GO, BAN, VRDN
  (Currently 3.30%)              2,000     2,000

Rockingham County IDA, Merck
  and Company, Inc.
    VRDN (Currently 3.55%)       2,400     2,400

Univ. of Virginia, VRDN
  (Currently 3.30%)              6,100     6,100

Virginia College Building
  Auth., Univ. of Richmond
    VRDN (Currently 3.30%)         400       400

Virginia Public Building Auth.,
   Correctional Fac
    6.75%, 8/1/97                  500       506

Virginia Public School Auth.
  School Fin.
    5.00%, 8/1/97                6,005     6,039

    5.50%, 1/1/98                  500       507

Total Virginia (Cost  $22,455)            22,455

WASHINGTON  1.5%

King County, 7.60%, 12/1/06
  (Prerefunded 12/1/97!)           700       720

Port of Seattle, GO, VRDN
  (Currently 3.30%)                600       600

Washington
  GO, 5.00%, 1/1/98            $ 1,225   $ 1,238

  GO, 5.50%, 7/1/97              1,000     1,007

  Motor Vehicle Fuel Tax, GO,
  6.50%, 1/1/98                  2,060     2,107

Washington HFA, Fred
  Hutchinson Cancer Research
    Center
       VRDN (Currently 3.45%)    4,385     4,385

Total Washington (Cost  $10,057)          10,057

WISCONSIN  0.9%

New Berlin, GO, 4.25%, 12/1/97     865       869

Oak Creek, Wisconsin Electric
  Power Co.
    VRDN (Currently 3.35%)         500       500

Wisconsin
    7.20%, 5/1/01 (Prerefunded
       5/1/97!)                  1,000     1,016

    Transportation, 5.00%,
       7/1/97 (FGIC Insured)     3,525     3,538

Total Wisconsin (Cost  $5,923)             5,923

WYOMING  2.7%

Converse County Pollution
  Control, PCR, Pacificorp
    TECP, 3.45%, 4/4/97          1,800     1,800

Gillette County, PCR, Pacificorp
    TECP 3.45%, 5/8/97           1,800     1,800

Sweetwater County, PCR,
  Pacificorp
    TECP, 3.35 - 3.45%,
       3/21 - 5/8/97             7,135     7,135

Uinta County, PCR
  Amoco Oil, 3.90%, 12/1/97      2,500     2,506

  Chevron, VRDN (Currently
    3.50%)                       5,100     5,100

Total Wyoming (Cost  $18,341)             18,341

Total Investments in Securities
                                              Value
                                       In thousands
99.2% of Net Assets
  (Cost  $672,508)                    $     672,508

Other Assets Less Liabilities                 5,627

NET ASSETS                            $     678,135
                                       ____________
Net Assets Consist of:

Accumulated net investment
  income - net of distributions       $         142

Accumulated net realized
  gain/loss - net of distributions             (171)

Paid-in-capital applicable to
  678,240,717 shares of $0.01 par
  value capital stock outstanding;
  5,000,000,000 shares authorized           678,164

NET ASSETS                            $     678,135
                                       ____________

NET ASSET VALUE PER SHARE             $        1.00
                                       ____________

     !  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   BAN  Bond Anticipation Note
   COP  Certificates of Participation
   DOT  Department of Transportation
   EFA  Educational Facility Authority
  FGIC  Financial Guaranty Insurance Company
   FHA  Federal Housing Authority
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
  HEFA  Health & Educational Facility Authority
   HFA  Health Facility Authority
  HFFA  Health Facility Financing Authority
 HHEFA  Health & Higher Educational Facility Authority
   IDA  Industrial Development Authority
   IDC  Industrial Development Corp.
   IDR  Industrial Development Revenue
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
   PFA  Public Facility Authority
   RAN  Revenue Anticipation Note
   TAN  Tax Anticipation Note
  TECP  Tax-Exempt Commercial Paper
  TRAN  Tax Revenue Anticipation Note
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Exempt Money Fund
Statement of Operations
In thousands
                                            Year
                                           Ended
                                         2/28/97

Investment Income

Interest income                        $  23,785

Expenses
   Investment management                   2,880
   Shareholder servicing                     515
   Custody and accounting                    173
   Registration                               44
   Prospectus and shareholder reports         35
   Legal and audit                            13
   Directors                                  12
   Miscellaneous                              11

   Total expenses                          3,683

Net investment income                     20,102

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities        18

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $  20,120
                                      __________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

In thousands

                                     Year
                                    Ended
                                  2/28/97   2/29/96

Increase (Decrease) in Net Assets

Operations
   Net investment income        $  20,102  $ 22,740
   Net realized gain (loss)            18        56
   Change in net unrealized
      gain or loss                      -        92

   Increase (decrease) in
      net assets from
      operations                   20,120    22,888

Distributions to shareholders
   Net investment income          (20,102)  (22,740)

Capital share transactions*
   Shares sold                    628,499   665,684
   Distributions reinvested        19,039    21,267
   Shares redeemed               (648,564) (694,978)

   Increase (decrease) in net
   assets from capital
   share transactions              (1,026)   (8,027)

Net Assets

Increase (decrease) during
   period                          (1,008)   (7,879)

Beginning of period               679,143   687,022

End of period                   $ 678,135  $679,143

*Share information
   Shares sold                    628,499   665,684
   Distributions reinvested        19,039    21,267
   Shares redeemed              (648,564) (694,978)

   Increase (decrease) in
      shares outstanding          (1,026)   (8,027)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Exempt Money Fund
February 28, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on April 8, 1981.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $171,000, which expire in 1998. Capital loss carry-forwards utilized in fiscal 1997 amounted to $11,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At February 28, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $672,508,000.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $221,000 was payable at February 28, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33% . The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund.
T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $466,000 for the year ended February 28, 1997, of which $42,000 was payable at period-end.

T. Rowe Price Tax-Exempt Money Fund
Report of Independent Accountants

T. Rowe Price Shareholder Services
To the Shareholders and Board of Directors of T. Rowe Price Tax-Exempt Money Fund, Inc.

We have audited the accompanying statement of net assets of T.Rowe Price Tax-Exempt Money Fund, Inc., as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Tax-Exempt Money Fund, Inc. as of February 28, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 19, 1997

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum)

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.
Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Personal Strategy Planner, Retirees Financial Guide, and Retirement
Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

T. Rowe Price Mutual Funds
T. Rowe Price Discount Brokerage
Stock Funds

DOMESTIC

Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC**
Science & Technology
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International
Bond Funds

DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T.ROWE PRICE NO-LOAD
VARIABLE ANNUITY
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

 * Closed to new investors.
** Effective May 1, 1997, the fund's name will change to Small-Cap
   Stock.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

Discount Brokerage

A Division of T. Rowe Price Investment Services, Inc., Member
NASD/SIPC

This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities - stocks, bonds, options, and others - at considerable commission savings. We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

*Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Exempt Money Fund(registered trademark).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTEM  2/28/97

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS
IS ATTACHED HERE BY ACCESSING THE FOLLOWING:


Annual Report

Tax-Free
Funds
February 28, 1997

T. Rowe Price
Report Highlights

o Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

o    Municipal bonds outperformed Treasuries during most of the year.

o All five funds generated greater returns than their peer group averages during the year ended February 28.

o Your funds relied to a great extent on credit research and sector selection to enhance returns. Tax-exempt high-yield securities were particularly good performers.

o With the economy showing ongoing strength and the Federal Reserve indicating a bias toward tighter monetary policy, our outlook is somewhat cautious for the coming months.

Fellow Shareholders

The municipal bond market and your funds generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

MARKET ENVIRONMENT

Much of the movement in interest rates reflected the market's anticipation of action or inaction by the Federal Reserve. The fiscal year began with interest rates rising due to signs of both stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as investors once again perceived strength in the economy and anticipated possible tightening by the Federal Reserve.

Chart 1 - Municipal Bond and Yield Notes line chart

In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling slightly above year-ago levels. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and 5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basis-point range during the year, ending at 3.70% compared with 3.25% a year ago.

Municipals provided higher returns than long-term Treasuries throughout most of the fiscal year, as concerns regarding tax reform and flat tax legislation diminished. As a result, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

Lower-quality bonds performed well as the spread between their yields and those of higher-rated bonds narrowed, resulting in good price appreciation. The narrowing yield spread between different quality bonds reflected a solid economy with no immediate concern about recession and also the growing number of insured bonds in the market, which shrunk the supply of higher-yielding bonds.

New issuance in both the long- and short-term markets increased in 1996 for the first time since 1993, reflecting healthier state and local economies, a backlog of borrowing needs, and less resistance from the voters to new bond-financed projects. The increased supply was well received by investors after two years of declining issuance.

TAX-EXEMPT MONEY FUND

Our longer maturity strategy resulted in attractive returns, helping your fund outperform its peer group during both the 6- and 12-month periods ended February 28, 1997.

Chart 2- Performance Comparison

Periods Ended 2/28/976 Months 12 Months
____________________________________________________________

Tax-Exempt Money Fund1.51%       3.05%

Lipper Tax-Exempt Money
Market Funds Average1.45         2.91

Despite last year's stable monetary policy, the yields of 6- and 12-month municipal notes managed to vacillate in a range of 70 basis points. At the end of the fiscal year, yields of 1- to 30-day maturities were little changed from a year ago, but yields on 60-day to 1-year maturities were 20 to 50 basis points higher.

Your fund ended the fiscal year with a weighted average maturity of 58 days, shorter than the 65 days of a year earlier and 66 days at the end of August. By comparison, the weighted average maturity for our peer group at the end of February was only 46 days. Lending support to our modestly longer maturity posture was the robust demand generated by cash inflows to tax-exempt money funds, which expanded to a record $147 billion. An additional $12 billion in new cash inflows more than offset a $5 billion increase in the supply of new issues.

We emphasized longer maturities throughout the year, since we felt reasonably confident that the Federal Reserve would wait for more concrete evidence of rising inflation before raising the federal funds rate. We took advantage of the upwardly sloping yield curve by concentrating more on 6- and 12-month municipal notes, which provided an average of 40 basis points more yield than shorter maturities. We also reduced the percentage of variable rate securities in the portfolio. We will carefully consider recent remarks by Chairman Greenspan about a possible preemptive move against inflation (see the Outlook section) as we set our maturity strategy in coming months.

TAX-FREE SHORT-INTERMEDIATE FUND

Duration management and credit research helped your fund outperform the average for similar funds during both the 6- and 12- month periods ended February 28.

Chart 3- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Short-
Intermediate Fund                3.13%         4.02%

Lipper Short-Intermediate
Debt Funds Average               3.07          3.72

The threat of higher short-term interest rates early in the year prompted us to keep duration (a measure of a fund's sensitivity to changes in interest rates) around 2.6 years, near the short end of our usual range. However, as we moved into the third quarter, signs of slower growth began to emerge, causing yields on five-year maturities to fall from 4.65% in early September to 4.15% in early December. We extended the fund's duration to about 3.0 years, gaining some but not all of the price appreciation in the rally. Recently, we reduced duration to 2.8 years because of the decreasing likelihood of further increases in bond prices.

While our timing on duration was modestly successful, we were able to enhance performance with credit research and sector selection. The prolonged strength of the economy improved the financial condition of many municipal issuers. Last year, Standard & Poor's upgraded credit ratings on more than three times as many issues as it downgraded. As a result, lower-rated securities outperformed higher-rated AAA issues, narrowing the yield differential between them. We had positioned the fund to take advantage of this phenomenon in both 1995 and 1996 by increasing fund exposure to lower-rated states such as Massachusetts, Louisiana, New York, and Pennsylvania. We also purchased financially sound hospital revenue bonds, which we think will benefit from demographic changes.

Two sectors we continued to underweight are municipally owned electric utilities and housing bonds. In many cases, municipal utilities sell high-cost nuclear power, and deregulation of the industry should allow low-cost providers to compete more effectively. As a result, many local utilities were downgraded last year by Moody's and Standard & Poor's.

We avoided short-term housing bonds primarily because of their structure, not because of creditworthiness. Housing bonds are issued at par, while we prefer higher-yielding bonds at premium prices. If interest rates should rise, the prices of short-term par bonds tend to fall faster than bonds trading at a premium with the same duration.

TAX-FREE INSURED INTERMEDIATE BOND FUND

A combination of higher yield, credit management, and a lower fund expense ratio enabled your fund to match the average return of similar funds over the six-month period and slightly surpass it over 12 months.

Chart 4- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Insured
Intermediate Bond Fund           4.00%         4.19%

Lipper Intermediate
Municipal Debt Funds Average     3.98          4.14

Interest rates over the past 12 months have been confined to a relatively tighter trading range than in recent years. Yields on 10-year AAA-rated securities ranged between 4.65% and 5.30% since early March, a 65-basis-point range compared with 100 basis points a year ago and 155 two years earlier. The recent tighter range limited returns that could be reaped from duration management, which generated mixed results over the 6- and 12-month periods.

In the first half, our short posture contributed positively to performance as interest rates moved higher. We gave back some of these gains in the second half, as rates turned lower in September while we remained slightly cautious.

Lower volatility rendered credit research and sector selection increasingly important in our effort to outperform our peer group. We focused on undervalued securities within the insured market. Even though two different issues may carry insurance from the same company, the marketplace sometimes values them differently. For instance, Denver International Airport is rated BBB by Moody's and Standard & Poor's. While insurance earns the bonds a AAA rating from both agencies, the marketplace usually values bonds lower, according to their underlying rating. Early in the year we increased the fund's exposure to the Denver Airport bonds because we believed they represented good value versus other insured bonds.

TAX-FREE INCOME FUND

Overall, it was a year of modest returns for long-term bonds. In this environment, your fund matched the average performance of its peer group during the past six months and exceeded it over the year.

Chart 5- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Income Fund             4.80%         4.81%

Lipper General Municipal
Debt Funds Average               4.79          4.51

During much of the year, we kept the fund's duration within a narrow range. We felt that interest rates were likely to fluctuate more modestly than during the two prior years, providing few opportunities for aggressive shifts in strategy. As a result, the fund's duration remained close to 7.5 years for most of 1996. We increased it slightly in the third quarter but then returned to a more conservative position near the end of the fiscal year.

With municipal yields flirting with their lows of the past two decades, we felt there was little chance of a strong rise in bond prices and further rate declines. Therefore, we focused more on enhancing the portfolio's yield where we could. This strategy included holding on to older, higher-yielding bonds and identifying suitable high-yield securities, which performed well in 1996. Going forward, the opportunity for further price appreciation from lower-quality bonds seems limited, leading us to be more selective in considering them.

Bonds insured by third parties began to look more attractive as the amount of insured new issues rose during the year. Twelve months ago, the yields of insured municipal bonds were only 10 to 15 basis points higher than those of high-quality general obligation bonds; by year-end this spread was closer to 25 basis points, making the yields on insured bonds relatively appealing.

We will continue to focus on income enhancement, maintain duration closer to the low end of our neutral range, and wait for opportunities to extend maturities. The municipal market's stronger performance relative to taxable securities during the first two months of the year, combined with a growing new issues calendar for March, suggests that we will be able to invest at higher yield levels in coming months.

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund outperformed its peer group over both the fiscal year and the most recent six-month period. It has exceeded the average performance of similar funds for the past nine fiscal years.

Chart 6- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free High Yield Fund        5.37%         6.22%

Lipper High Yield Municipal
Debt Funds Average              4.98          5.27

Opportunistic credit selection dominated fund performance last year, enhancing returns in three important ways. First, several individual holdings boosted fund returns by outperforming the market because of improved credit standing and refinancings. Key issues in this category included investor-owned utility and hospital revenue bonds. Second, the selective sale of securities and avoidance of certain sectors, such as specialized solid waste and paper recycling bonds, meant we were able to avoid significant credit problems. Finally, the fund was a beneficiary of yet another year of narrowing yield spreads, with lower-quality bonds significantly outperforming many higher-quality issues.

Your fund's concentration in below-investment-grade holdings fell steadily last year, from 28% to 23% of net assets. This move reflected a combination of factors, including ratings upgrades, refinancings, and a continuing selective approach when considering new issues. However, positions in the BBB category rose slightly to 34% of net assets. Absent a recession or a large market sell-off, we expect yield differences between securities of different credit ratings to remain tight. Another factor contributing to the narrow yield spreads was the increasing market share of bond insurance, shrinking the supply of uninsured lower-rated bonds. As a result, we are being selective in our purchases of lower-quality bonds and do not expect a material change in your fund's average credit quality, which was BBB+ at the end of February.

Chart 7- Quality Diversification pie

We managed duration and the weighted average maturity within a narrow range, with duration remaining between 7.0 and 7.4 years. Your fund was slightly defensive versus its peer group early in the year, which was a plus in a down market. We lengthened maturities modestly during much of the second half, maintaining a weighted average maturity of 19 years and a cash level of about 3%. At the end of February, your fund could be characterized as being fairly neutral versus its peer group.

OUTLOOK

The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remain high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. This was not the case in 1994, when the Fed was forced to move aggressively.

The supply of municipal bonds should increase over the near term, possibly exerting some downward pressure on bond prices if demand does not increase commensurately. Given our expectation that interest rates will move in a relatively narrow channel, we would regard higher rates as an opportunity to provide additional yield in the funds. Overall, however, we do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

March 21, 1997

T. Rowe Price Tax-Free Funds

Portfolio Highlights

KEY STATISTICS

                                  8/31/96    2/28/97
Tax-Exempt Money Fund
_____________________________________________________

Price Per Share                 $   1.00     $  1.00

Dividends Per Share!

   For 6 months                    0.015       0.015

   For 12 months                   0.031       0.030

Dividend Yield
   (7-Day Compound) *               3.06%       3.02%

Weighted Average
   Maturity (days)                    66          58

Weighted Average Quality **   First Tier  First Tier


Tax-Free Short-Intermediate Fund
_____________________________________________________

Price Per Share                 $   5.30     $  5.35

Dividends Per Share!

   For 6 months                     0.12        0.11

   For 12 months                    0.23        0.23

Dividend Yield *

   For 6 months                     4.32%       4.37%

   For 12 months                    4.40        4.39

Weighted Average Maturity
   (years)                           3.2         3.6

Weighted Average Effective
   Duration (years)                  2.6         2.8

Weighted Average Quality ***          AA          AA

(continued on next page)

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key statistics
                                  8/31/96    2/28/97

Tax-Free Insured Intermediate Bond Fund
_____________________________________________________

Price Per Share                 $  10.62$     10.80

Dividends Per Share!

   For 6 months                    0.24         0.24

   For 12 months                   0.48         0.48

Dividend Yield *

   For 6 months                     4.44%       4.58%

   For 12 months                    4.51        4.56

Weighted Average
   Maturity (years)                  7.7         7.4

Weighted Average Effective
   Duration (years)                  5.6         5.3

Weighted Average Quality ***          AA          AA

Tax-Free Income Fund

Price Per Share                 $   9.40     $  9.59

Dividends Per Share!

   For 6 months                     0.26        0.26

   For 12 months                    0.52        0.52

Dividend Yield *

   For 6 months                     5.44%       5.48%

   For 12 months                    5.52        5.54

Weighted Average
   Maturity (years)                 17.0        17.0

Weighted Average Effective
   Duration (years)                  7.5         7.7

Weighted Average Quality ***         AA-         AA-

Key statistics

                                8/31/962/28/97
Tax-Free High Yield Fund
_____________________________________________________

Price Per Share                 $  11.84     $ 12.12

Dividends Per Share!

   For 6 months                     0.35        0.35

   For 12 months                    0.71        0.70

Dividend Yield *

   For 6 months                     5.92%       5.94%

   For 12 months                    6.05        6.02

Weighted Average
   Maturity (years)                 19.4        19.1

Weighted Average Effective
 Duration (years)                    7.1         7.2

Weighted Average Quality ***        BBB+        BBB+

! Taxability of dividends: 100% of the dividends paid for the 12 months ended 2/28/97 were exempt from federal income tax.

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 8 - Tax Exempt Money Fund line chart

Chart 9 - Tax-Free Short-Intermediate Fund line chart

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart

Chart 11 - Tax-Free Income Fund line chart

Chart 12 - Tax-Free High Yield Fund line chart

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                              Since   Incep-
2/28/97                  1      5     10  Incep-     tion
                      Year  Years  Years    tion     Date

_________________________________________________________

Tax-Exempt Money     3.05%   2.70%  3.77%     -    4/8/81

Tax-Free Short-
  Intermediate        4.02   4.94   5.13      -  12/23/83

Tax-Free Insured
  Intermediate Bond   4.19      -      -   6.76% 11/30/92

Tax-Free Income       4.81   7.38   6.40      -  10/26/76

Tax-Free High Yield   6.22   7.82   7.60      -    3/1/85

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTFF  2/28/97


Chart 1- yield line chart showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 2/29/96 through 2/28/97

Chart 7 - quality diversification pie chart showing AAA 4%, AA 26%, A 13%, BBB 34%, and BB and Below 23% on 2/28/97

Chart 8 - Tax Exempt Money Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 9 - Tax-Free Short-Intermediate Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 11 - Tax-Free Income Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 12 - Tax-Free High Yield Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.